Vanguard Emerging Markets Select Stock Fund

Supplement to the Prospectus and Summary Prospectus dated April 23, 2013

Important Change to Vanguard Emerging Markets Select Stock Fund

Effective immediately, the Fund’s board of trustees has approved replacing the MSCI Emerging Markets Index with the FTSE Emerging Index as the broad-based comparative benchmark for the Fund and as the performance benchmark for the Fund’s advisors. The board believes that the FTSE Emerging Index is a more suitable benchmark because it better represents the emerging markets universe. The Fund’s investment objective and policies remain unchanged.

Prospectus and Summary Prospectus Text Changes

The text under the heading “Primary Investment Strategies” is replaced with the following:

The Fund invests mainly in equity securities of companies located in emerging markets. The Fund invests in small-, mid-, and large-capitalization companies and is expected to diversify its assets among companies located in emerging markets around the world. Under normal circumstances, at least 80% of the Fund’s assets will be invested in common stocks of companies located in emerging markets. A company is considered to be located in an emerging market if it is organized under the laws of, or has a principal office in, an emerging country; has a class of securities whose principal securities market is in an emerging country; derives 50% or more of its total revenue from goods produced, sales made, or services provided in one or more emerging countries; or maintains 50% or more of its assets in one or more emerging countries.

(over, please)

Prospectus Text Changes

The following replaces the first and second paragraphs under the heading “Security Selection”:

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of equity securities for the Fund. The advisors may consider emerging countries to be those included in the Fund’s benchmark index, the FTSE Emerging Index; countries classified as emerging economies by the World Bank; and other countries or markets with similar emerging characteristics. Each advisor will consider, among other things, a country’s political and economic stability and the development of its financial and capital markets when determining what constitutes an emerging market country. A company is considered to be located in an emerging market if it is organized under the laws of, or has a principal office in, an emerging country; has a class of securities whose principal securities market is in an emerging country; derives 50% or more of its total revenue from goods produced, sales made, or services provided in one or more emerging countries; or maintains 50% or more of its assets in one or more emerging countries. Equity securities may include common stock, preferred stock, depositary receipts, convertible securities, and rights to purchase common stock.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor uses a different process to select securities for its portion of the Fund’s assets. The equity securities selected for the Fund will typically be from those emerging markets countries included in the FTSE Emerging Index.

All other references to the MSCI Emerging Markets Index under the heading “Security Selection” and in the Investment Advisors section are hereby replaced with the FTSE Emerging Index.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 752 082013

Vanguard Trustees Equity Fund

Supplement to the Statement of Additional Informationdated February 27, 2013 (revised April 23, 2013)

Important Change to Vanguard Emerging Markets Select Stock Fund

Effective immediately, the Fund’s board of trustees has approved replacing the MSCI Emerging Markets Index with the FTSE Emerging Index as the broad-based comparative benchmark for the Fund and as the performance benchmark for the Fund’s advisors. The board believes that the FTSE Emerging Index is a more suitable benchmark because it better represents the emerging markets universe. The Fund’s investment objective and policies remain unchanged.

Statement of Additional Information Text Changes

The reference to the MSCI Emerging Markets Index under the heading “III. Emerging Markets Select Stock Fund” on page B-40 is hereby replaced with the FTSE Emerging Index.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 046A 082013